                                                                    EXHIBIT 99.2


                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION


IN RE: MOLTEN METAL TECHNOLOGY, INC.                      CASE NO.: 97-21385-CJK
       DEBTOR                                             JUDGE: CAROL J. KENNER


                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:     2/28/98



COMES NOW, MOLTEN METAL TECHNOLOGY, INC., Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 2/1/98 and ending 2/28/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

         X    Monthly Reporting Questionnaire (Attachment 1)
       -------

         X    Comparative Balance Sheets (Forms OPR-1 and OPR-2)
       -------

         X    Summary of Accounts Receivable (Form OPR-3)
       -------

         X    Schedule of Post-Petition Liabilities (Form OPR-4)
       -------

         X    Income Statement (Form OPR-5)
       -------

         X    Statement of Sources and Uses of Cash (Form OPR-6)
       -------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  3/18/98                       DEBTOR-IN-POSSESSION
       -------
                                     By: /S/ F. GORDON BITTER
                                     -------------------------------------------
                                     Name & Title: F. Gordon Bitter, CEO & CFO
                                                   Molten Metal Technology, Inc.
                                                   400-2 Totten Pond Road
                                                   Waltham, MA 02109
                                                   Telephone: 781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS


IN RE: MOLTEN METAL TECHNOLOGY, INC.                      CASE NO.: 97-21385-CJK
        DEBTOR                                            JUDGE: CAROL J. KENNER


                                                                      CHAPTER 11


               NOTE TO THE MONTHLY OPERATING REPORT:


               Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of all expenses among the affiliated entities.


                                                     COMPARATIVE BALANCE SHEETS                                           FORM OPR-1

CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK


                                                                                                                MONTH ENDED: 2/28/98

                                             FILING         MONTH          MONTH          MONTH     MONTH    MONTH    MONTH   MONTH
                                              DATE          ENDED          ENDED          ENDED     ENDED    ENDED    ENDED   ENDED
                                             12/3/97      12/31/97        1/31/98        2/28/98
                                          ------------------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS

Cash                                        4,893,869     6,713,407      4,953,236      4,072,063
Other negotiable instruments (i.e.
  CD's, Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)      1,094,993       891,484        451,441        392,839
Less: allowance for doubtful accounts
Accounts Receivable-Other                     336,181       662,994        673,987        633,723
Accounts Receivable-Intercompany
Inventory, at cost                          3,032,515     1,832,965      1,832,965      1,832,965
Prepaid expenses                            2,994,736     3,276,848      3,447,882      3,783,158
Deposits                                      141,546       119,455        181,446        185,611
Other:
  Investment in Nichimen Joint Venture        433,739       433,739        433,739        433,739
  Investment in MMT of Tennessee                   10            10             10             10
  Investment in MMT Federal Holdings            1,000         1,000          1,000          1,000
  Long Term Notes Receivable                1,806,950     1,806,950      1,806,950      1,806,950
  Restricted Cash Collateral Deposits       3,706,433     3,715,479      3,724,480      3,732,562


                                          ------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                       18,441,972    19,454,331     17,507,136     16,874,620     0        0        0       0
                                          ------------------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST     86,181,337    86,206,483     86,347,343     86,409,258
Less: Accumulated Depreciation            (21,105,234)  (21,693,189)   (22,282,884)   (22,872,579)

                                          ------------------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT          65,076,103    64,513,294     64,064,459     63,536,679     0        0        0       0
                                          ------------------------------------------------------------------------------------------

OTHER ASSETS (Itemized if value exceeds
  10% of "Total Assets")
  Intangible Assets                        11,221,338    11,220,787     11,245,697     11,266,969              0
  Less: Accumulated Amortization           (1,765,428)   (1,783,197)    (1,801,012)    (1,818,825)

                                          ------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          9,455,910     9,437,590      9,444,685      9,448,144     0        0        0       0
                                          ------------------------------------------------------------------------------------------

TOTAL ASSETS                               92,973,985    93,405,215     91,016,280     89,859,443     0        0        0       0
                                          ==========================================================================================


                                                     COMPARATIVE BALANCE SHEETS                                           FORM OPR-2

CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK


                                                                                                                MONTH ENDED: 2/28/98

                                             FILING         MONTH          MONTH          MONTH     MONTH    MONTH    MONTH   MONTH
                                              DATE          ENDED          ENDED          ENDED     ENDED    ENDED    ENDED   ENDED
                                             12/3/97      12/31/97        1/31/98        2/28/98
                                        --------------------------------------------------------------------------------------------

LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                             5,260,000      7,000,000      7,000,000
Unsecured Debt-Intercompany
  Obligations due to cash transfers
  in Post Petition Operations                            (1,183,624)    (2,201,140)    (1,829,262)
Unsecured Debt-Obligations incurred
  in Post Petition Operations
  (See Form OPR-4)                                        3,076,569      1,960,397      2,092,200

                                        -------------------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                    0      7,152,945      6,759,257      7,262,938     0        0        0       0

PRE PETITION INTERCOMPANY LIABILITIES   (126,615,241)  (126,615,241)  (126,615,241)  (126,615,241)
DEFERRED REVENUE/DEFERRED INCOME          11,151,728      9,342,638      9,165,259      9,144,426
TOTAL OTHER PRE PETITION LIABILITIES     198,513,032    198,221,086    199,232,030    199,566,949
                                        -------------------------------------------------------------------------------------------

TOTAL LIABILITIES                         83,049,519     88,101,428     88,541,305     89,359,072     0        0        0       0
                                        -------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                           15,874,471     16,793,713     17,319,518     17,845,322
Common Stock                                 237,810        237,810        237,810        237,810
Paid in Capital                          170,893,690    170,893,690    170,893,690    170,893,690
Valuation Allowance                            9,683         11,636            217          9,323
Dividends Paid                            (4,343,230)    (5,262,472)    (5,788,277)    (6,314,081)
Treasury Stock                            (1,251,319)    (1,251,319)    (1,251,319)    (1,251,319)
Deferred Compensation                       (127,137)      (120,489)      (113,842)      (107,838)
Retained Earnings
  Through Filing Date                   (171,369,502)  (171,362,447)  (171,362,447)  (171,362,447)
  Post Filing Date                                       (4,636,335)    (7,460,375)    (9,450,089)

                                        -------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)       9,924,466      5,303,787      2,474,975        500,371     0        0        0       0
                                        -------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                    92,973,985     93,405,215     91,016,280     89,859,443     0        0        0       0
                                        ============================================================================================

                                                   SUMMARY OF ACCOUNTS RECEIVABLE                                         FORM OPR-3

CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK


                                                                                            MONTH ENDED: 2/28/98


                                                                  0-30        31-60        61-90         OVER
                                                    TOTAL         DAYS         DAYS         DAYS       90 DAYS
                                                  -------------------------------------------------------------

DATE OF FILING: 12/3/97                           1,094,993       818,022      66,192       42,053      168,726
                Allowance for doubtful accounts    (150,000)                                           (150,000)
                                                  -------------------------------------------------------------
                                                    944,993       818,022      66,192       42,053       18,726
                                                  ==============================================================

MONTH:          12/31/97                            891,484             8     680,697            0      210,779
                Allowance for doubtful accounts           0
                                                  -------------------------------------------------------------
                                                    891,484             8     680,697            0      210,779
                                                  ==============================================================

MONTH:          1/31/98                             451,441             0           9      240,654      210,778
                Allowance for doubtful accounts           0
                                                  -------------------------------------------------------------
                                                    451,441             0           9      240,654      210,778
                                                  ==============================================================

MONTH:          2/28/98                             392,839             0     (58,602)           8      451,433
                Allowance for doubtful accounts           0
                                                  -------------------------------------------------------------
                                                    392,839             0     (58,602)           8      451,433
                                                  ==============================================================

MONTH:                                                    0
                Allowance for doubtful accounts           0
                                                  -------------------------------------------------------------
                                                          0             0           0            0            0
                                                  ==============================================================

MONTH:                                                    0
                Allowance for doubtful accounts           0
                                                  -------------------------------------------------------------
                                                          0             0           0            0            0
                                                  ==============================================================

MONTH:
                Allowance for doubtful accounts
                                                  -------------------------------------------------------------
                                                          0             0           0            0            0
                                                  ==============================================================

                                               SCHEDULE OF POST PETITION LIABILITIES                                      FORM OPR-4

CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK


                                                                                                             MONTH ENDED: 2/28/98

                                                          DATE         DATE      TOTAL       0-30     31-60     61-90       OVER
                                                        INCURRED        DUE       DUE        DAYS      DAYS      DAYS     90 DAYS
                                                    ------------------------------------------------------------------------------

TAXES PAYABLE

     Federal Income Taxes                                                           NONE
     FICA-Employer's Share                                                          NONE
     FICA-Employee's Share                                                          NONE
     Unemployment Tax                                                               NONE
     State Sales & Use Tax                                                          NONE
     State __________ Tax                                                           NONE
     Personal Property Tax                                                          NONE

                                                                               ---------------------------------------------------
TOTAL TAXES PAYABLE                                                                    0       0        0         0          0
                                                                               ---------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING
     Post petition advances-Morgens
       Waterfall Financing                          Various-January   3/4/98   7,000,000

ACCRUED INTEREST PAYABLE
     Post petition interest on Morgens
       Waterfall Financing

                                                                               ---------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                               7,000,000       0        0         0           0
                                                                               ---------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
     Trade Accounts Payable (see attached
       schedules)                                                              1,131,977
     Payroll withholdings
     Accrued Payroll
     Accrued expenses-Estimated liability
       incurred, but not invoiced as of the
       end of the period and deferred obligations.                               960,223

                                                                               ---------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                           2,092,200       0        0         0           0
                                                                               ---------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                            9,092,200       0        0         0           0
                                                                               ===================================================

                                                          INCOME STATEMENT                                                FORM OPR-5

CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK


                                                                                                              MONTH ENDED: 2/28/98

                                              PRE       POST         MONTH       MONTH       MONTH   MONTH   MONTH   MONTH   MONTH
                                            PETITION  PETITION       ENDED       ENDED       ENDED   ENDED   ENDED   ENDED   ENDED
                                            12/3/97   12/31/97      1/31/98     2/28/98
                                           -----------------------------------------------------------------------------------------

NET REVENUE (INCOME)                                  1,871,483            0
                                           -----------------------------------------------------------------------------------------

COST OF GOODS SOLD
   Salaries & wages                                   1,154,821      868,277       666,693
   Less: Salaries & wages capitalized
    in fixed assets                                                        0
   Benefits                                             489,984      226,464       207,528
   Bad debt expense                                                        0
   Cost of goods sold                                 1,200,000      (20,833)
   Decontamination & disposal                                         18,888        18,888
   Disposal costs-secondary wastes                      145,779     (100,000)
   Financing costs                                      212,000        9,000
   Insurance                                             98,733       94,603        64,126
   Legal services                                                          0
   Materials                                            391,707       70,359      (289,672)
   Office expense & supplies                                248       (7,193)       58,624
   Other                                                  4,393       57,436           416
   Outside services                                     369,073      143,619      (213,980)
   Professional services                              1,073,857      (99,264)       60,575
   Rent-equipment                                        73,365        1,759        42,453
   Rent-office/buildings                                260,103      307,269       102,221
   Supplies-processing                                               (15,755)
   Taxes                                                 79,546       23,100        23,143
   Telephone                                            123,714       34,394        36,810
   Transportation                                         3,355       20,000       (10,055)
   Travel & entertainment                                20,585       50,206        55,770
   Utilities                                            200,831        3,345        39,704

                                           -----------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                       0      5,902,094    1,685,674       863,244     0       0       0       0       0
                                           -----------------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
   TAXES, OR EXTRAORDINARY EXPENSES            0     (4,030,611)  (1,685,674)     (863,244)    0       0       0       0       0
                                           -----------------------------------------------------------------------------------------

INTEREST EXPENSE                                                      90,855        90,960
DEPRECIATION AND AMORTIZATION                           605,724      607,511       607,510
INCOME TAX EXPENSE (BENEFIT)                                               0
REORGANIZATION EXPENSE                                               440,000       428,000
OTHER (INCOME) EXPENSE                                                     0
(GAIN) LOSS ON SALE OF ASSETS                                              0
                                           -----------------------------------------------------------------------------------------

NET INCOME (LOSS)                              0    (4,636,335)   (2,824,040)   (1,989,714)    0       0       0       0       0
                                           =========================================================================================

                                               STATEMENT OF SOURCES AND USES OF CASH                                      FORM OPR-6

CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK


                                                                                                              MONTH ENDED: 2/28/98

                                                                 TOTAL
                                         PRE        POST         MONTH        MONTH       MONTH       MONTH      MONTH     MONTH
                                      PETITION    PETITION       ENDED        ENDED       ENDED       ENDED      ENDED     ENDED
                                     12/1-12/2   12/3-12/31     12/31/97     1/31/98     2/28/98
                                     -----------------------------------------------------------------------------------------------

CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                              (4,636,335)  (4,636,335)  (2,824,040) (1,989,714)

Adjustments to Reconcile Net
  Earnings to Net Cash
  Provided (Used) by
  Operating Activities:
    Depreciation & Amortization                     605,724      605,724      607,510     607,508
    Decrease (Increase)-
      Accounts Receivable                          (123,304)    (123,304)     429,050      98,866
    Decrease (Increase)-
      Inventories                                 1,199,550    1,199,550            0           0
    Decrease (Increase)-
      Prepaid Expenses                             (282,112)    (282,112)    (171,034)   (335,276)
    Decrease (Increase)-
      Other Assets                                   13,596       13,596      (95,902)    (33,519)
    Increase (Decrease)-Pre
      Petition Liabilities                         (291,946)    (291,946)   1,010,944     334,919
    Increase (Decrease)-Post
      Petition Liabilities                        1,892,945    1,892,945   (2,133,688)    503,681
    Increase (Decrease)-Deferred
      Revenue                                    (1,809,090)  (1,809,090)    (177,379)    (20,833)
                                      ----------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY
  OPERATING ACTIVITIES                   0       (3,430,972)  (3,430,972)  (3,354,539)   (834,368)          0          0          0
                                      ----------------------------------------------------------------------------------------------

CASH FLOWS USED IN INVESTING
  ACTIVITIES
    Capital Expenditures                            (25,146)     (25,146)    (140,860)    (61,915)
    Sale of Net Fixed Assets
                                      ----------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN
  INVESTING ACTIVITIES                   0          (25,146)     (25,146)    (140,860)    (61,915)          0          0          0
                                      ----------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING
  ACTIVITIES:
    Increase (Decrease)-
      Morgens Waterfall                           5,260,000    5,260,000    1,740,000           0
    Increase (Decrease)-
      Shareholder Valuations                         15,656       15,656       (4,772)     15,110

    Purchase of Treasury Stock-
      Preferred Shares
                                      ----------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN
  FINANCING ACTIVITIES                   0        5,275,656    5,275,656    1,735,228      15,110           0          0          0
                                      ----------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH
  AND CASH EQUIVALENTS                   0        1,819,538    1,819,538   (1,760,171)   (881,173)          0          0          0

Cash and Cash Equivalents at
  Beginning of Period                             4,893,869    4,893,869    6,713,407   4,953,236   4,072,063  4,072,063  4,072,063
                                      ----------------------------------------------------------------------------------------------


Cash and Cash Equivalents at
  End of Period                          0        6,713,407    6,713,407    4,953,236   4,072,063   4,072,063  4,072,063  4,072,063
                                      ==============================================================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK


                                                            MONTH ENDED: 2/28/98


                                                                          PAGE 1


1.   PAYROLL

     State the amount of all executive wages paid and taxes withheld and paid.

     NAME AND TITLE OF                                      DATE          WAGES PAID       TAXES WITHHELD
     EXECUTIVE                                              PAID        GROSS      NET      DUE     PAID
     -------------------                              ----------------------------------------------------

     H. W. Arrowsmith, VP Nuclear Sales & Marketing    2/6 & 2/20/98    17,308     9,996    5,439    5,439
     Eugene Berman, VP, Regul, Legal, & Extern Aff     2/6 & 2/20/98    13,354     7,483    4,968    4,968
     F. Gordon Bitter, CEO & CFO, Director             2/6 & 2/20/98    17,308    10,168    7,035    7,035
     Steven Brien, VP, Chemical Sales & Marketing      2/6 & 2/20/98    12,308     7,109    4,325    4,325
     Victor E. Gatto, Jr., VP, Government Markets      2/6 & 2/20/98    13,862    12,348    1,352    1,352
     David Hoey, VP Business Development               2/6 & 2/20/98    12,308     8,055    4,143    4,143
     F. James Howie, III, VP, Procurement              2/6 & 2/20/98    10,240     6,383    3,301    3,301
     Ethan E. Jacks, VP, General Counsel, Secretary    2/6 & 2/20/98    12,694     6,545    4,397    4,397
     James E. Johnston, VP, Technical Development      2/6 & 2/20/98    10,822     5,904    3,882    3,882
     Christopher Nagel, Chief Technology Officer       2/6 & 2/20/98    41,680    23,370   16,726   16,726
     Kathy Santoro, VP, Human Resources                2/6 & 2/20/98     7,546     4,598    2,344    2,344
     Charles W. Shaver, President & COO, Director      2/6 & 2/20/98    19,615    11,405    7,284    7,284

                                                                      ------------------------------------

     TOTAL EXECUTIVE PAYROLL                                           189,045   113,364   65,196   65,196
                                                                      ====================================



     2.   INSURANCE Is Workers' Compensation and other insurance in effect?  Yes
                                                                             ---
     Are payments current?                                                   Yes
                                                                             ---

     If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                               DATE
                           COVERAGE      POLICY    EXPIRATION     PREMIUM    COVERAGE
TYPE       CARRIER NAME     AMOUNT       NUMBER       DATE         AMOUNT   PAID THRU
-------------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE



                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:   MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER: 97-21385-CJK

                                                                          PAGE 2


3.  BANK ACCOUNTS

                                          MMT          MMT           ESCROW AT     ALEX           OPPEN-
                                       OPERATING     PAYROLL           ROPES       BROWN          HEIMER        TOTAL
                                      -------------------------     -----------------------------------------------------

                                                                      ROPES &      ALEX           OPPEN-
BANK NAME                             U.S. TRUST    U.S. TRUST         GRAY        BROWN          HEIMER

ACCOUNT NUMBER                        1100937836    1100937844                   210-71007       033-82238


BEGINNING BOOK BALANCE                 2,152,816        13,451         169,204       6,543       2,611,222     4,953,236

PLUS:  Deposits-Collections of A/R        68,994                                                                  68,994
       Other Receipts                    514,909                                                    64,784       579,693
       Loan Advances                                                                                                   0
                                                                                                                       0
LESS:  Disbursements                  (3,244,299)                                                             (3,244,299)
       Payroll                           (21,802)     (719,055)                                                 (740,857)
       Returned Checks                                                                                                 0
       Loan Repayments                                                                                                 0
                                                                                                                       0
OTHER: Adjustments                        64,177                                                                  64,177
       Transfers In (Out)              1,654,119       737,000                                                 2,391,119
                                                                                                                       0
                                      -------------------------     -----------------------------------------------------

ENDING BOOK BALANCE                    1,188,914        31,396         169,204       6,543       2,676,006     4,072,063
                                      =========================     =====================================================
                                                                                                               4,072,063



4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

       Payments To/On                               Amount      Date     Check #
       -------------------------------             -----------------------------

       PROFESSIONALS (ATTORNEYS,
       ACCOUNTANTS, ETC.):


       THE BLACKSTONE GROUP                        258,415     2/26/96    WIRE





                                                  ---------
                                                   258,415
                                                  =========

       PRE-PETITION DEBTS






                                                  ---------
       TOTAL PAYMENTS OF PRE-PETITION DEBTS              0
                                                  =========

                         INSURANCE EXPIRATION STATEMENT                Exhibit D


                                        INSURANCE   COVERAGE       POLICY     EXPIRATION     PREMIUM    COVERAGE
CARRIER NAME AND ADDRESS       TYPE       AGENT      AMOUNT        NUMBER        DATE         AMOUNT   PAID THRU
----------------------------------------------------------------------------------------------------------------

          SEE ATTACHED








          I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


          Date: 3/18/98
                                          MOLTEN METAL TECHNOLOGY, INC.


                                          By: /S/ F. GORDON BITTER
                                          --------------------------------------
                                              F. Gordon Bitter
                                              Chief Executive Officer

                                          MMT OF TENNESSEE, INC.


                                          By: /S/ F. GORDON BITTER
                                          --------------------------------------
                                              F. Gordon Bitter
                                              Vice President

                                          M4 ENVIRONMENTAL, L.P..


                                          By: /S/ F. GORDON BITTER
                                          --------------------------------------
                                              M4 ENVIRONMENTAL MANAGMENT, INC.
                                              General Partner

                                          By: /S/ F. GORDON BITTER
                                          --------------------------------------
                                              F. Gordon Bitter
                                              Vice President

                                          MMT FEDERAL HOLDINGS, INC.


                                          By: /S/ F. GORDON BITTER
                                          --------------------------------------
                                              F. Gordon Bitter
                                              Vice President